UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    May 3, 2006
                                                ------------------------------

             Securitized Asset Backed Receivables LLC Trust 2006-NC1
--------------------------------------------------------------------------------
                         (Exact name of issuing entity)

                    Securitized Asset Backed Receivables LLC
--------------------------------------------------------------------------------
              (Exact name of depositor as specified in its charter)

                               Sutton Funding LLC
--------------------------------------------------------------------------------
               (Exact name of sponsor as specified in its charter)

     Delaware                     333-130543-01                 37-1472598
--------------------------------------------------------------------------------
    (State or               (Commission File Number           (IRS Employer
other jurisdiction             of issuing entity)             Identification
of incorporation                                             No. of depositor)
of depositor)


    200 Park Avenue, New York, New York                         10166
--------------------------------------------------------------------------------
(Address of principal executive offices of depositor)  (Zip Code of depositor)



Depositor's telephone number, including area code   (212) 412-4000
                                                 -------------------------------


                                 Not Applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.
            ------------

      On May 3, 2006, Securitized Asset Backed Receivables LLC (the "Depositor") caused the issuance of the Securitized Asset Backed Receivables LLC Trust 2006-NC1 Mortgage Pass-Through Certificates, Series 2006-NC1 (the "Certificates"). The Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as of April 1, 2006 (the "Pooling and Servicing Agreement"), by and among the Depositor, as depositor, NC Capital Corporation, as responsible party, U.S. Bank National Association, as trustee, OfficeTiger Global Real Estate Services Inc., as loan performance advisor, and Wells Fargo Bank, National Association, as servicer, securities administrator and custodian. The Class A-1, Class A-2, Class A-3, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates (the "Publicly Offered Certificates"), having an aggregate initial principal amount of $802,342,000, were sold to Barclays Capital Inc. (the "Underwriter"), pursuant to an Underwriting Agreement, dated as of April 27, 2006, by and between the Depositor and the Underwriter.

      The Class X and Class P Certificates were sold by the Depositor to Securitized Asset Backed NIM 2006-NC1 on May 3, 2006 in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to
Section 4(2) of that Act, as part of the consideration for the Class N-1 and Class N-2 Notes and Ordinary Shares issued by Securitized Asset Backed NIM 2006-NC1.

      Attached as exhibits are certain agreements that were executed and delivered in connection with the issuance of the Certificates.

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.
            ------------------------------------------------------------------

(c)   Exhibits

Exhibit 1 Underwriting Agreement, dated as of April 27, 2006, by and between the Depositor, as depositor, and Barclays Capital Inc., as underwriter.

Exhibit 4 Pooling and Servicing Agreement, dated as of April 1, 2006, by and among the Depositor, as depositor, NC Capital Corporation, as responsible party, OfficeTiger Global Real Estate Services Inc., as loan performance advisor, U.S. Bank National Association, as trustee, and Wells Fargo Bank, National Association, as servicer, securities administrator and custodian.

Exhibit 10.1 Interest Rate Swap Agreement, dated as of May 3, 2006, between Barclays Bank PLC, the swap provider, and Wells Fargo Bank, National Association, the securities administrator (included as part of Exhibit S to Exhibit 4).

Exhibit 10.2 Interest Rate Cap Agreement, dated May 3, 2006, between Barclays Bank PLC, the cap provider, and Wells Fargo Bank, National Association, the securities administrator, relating to the Class M Certificates (included as Exhibit T to Exhibit 4).

Exhibit 10.3 Interest Rate Cap Agreement, dated May 3, 2006, between Barclays Bank PLC, the cap provider, and Wells Fargo Bank, National Association, the securities administrator, relating to the Class B Certificates (included as Exhibit U to Exhibit 4).

Exhibit 10.4 Policy No. 06-043190, dated May 3, 2006, with respect to the Mortgage Loans, issued by Radian Guaranty Inc., the pool insurer and all endorsements thereto (included as Exhibit X to Exhibit
               4).

            Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 19, 2006                     SECURITIZED ASSET BACKED RECEIVABLES
                                          LLC



                                       By:       /s/ Paul Menefee
                                          --------------------------------------
                                          Name:  Paul Menefee
                                          Title: Director

                                INDEX TO EXHIBITS


Item 601(a) of
Regulation S-K                                                   Paper (P) or
Exhibit No.         Description                                  Electronic (E)
-----------         -----------                                  --------------

1                   Underwriting Agreement, dated as of April        (E)
                    27, 2006, by and between the Depositor, as depositor, and Barclays Capital Inc., as underwriter.

4                   Pooling and Servicing Agreement, dated as        (E)
                    of April 1, 2006, by and among the
                    Depositor, as depositor, NC Capital
                    Corporation, as responsible party,
                    OfficeTiger Global Real Estate Services
                    Inc., as loan performance advisor, U.S.
                    Bank National Association, as trustee, and Wells Fargo Bank, National Association, as servicer, securities administrator and custodian.

10.1                Interest Rate Swap Agreement, dated as of        (E)
                    May 3, 2006, between Barclays Bank PLC, the swap provider, and Wells Fargo Bank, National Association, the securities administrator (included as part of Exhibit
                    S to Exhibit 4).

10.2                Interest Rate Cap Agreement, dated May 3,        (E)
                    2006, between Barclays Bank PLC, the cap provider, and Wells Fargo Bank, National
                    Association, the securities administrator, relating to the Class M Certificates
                    (included as Exhibit T to Exhibit 4).

10.3                Interest Rate Cap Agreement, dated May 3,        (E)
                    2006, between Barclays Bank PLC, the cap provider, and Wells Fargo Bank, National
                    Association, the securities administrator, relating to the Class B Certificates
                    (included as Exhibit U to Exhibit 4).

10.4                Policy No. 06-043190, dated May 3, 2006,         (E)
                    with respect to the Mortgage Loans, issued by Radian Guaranty Inc., the pool insurer and all endorsements thereto (included as Exhibit X to Exhibit 4).